LASER ENERGETICS, INC.

      The undersigned hereby agrees that for a period commencing on December 1, 2005 and expiring on the date that all amounts owed to Cornell Capital Partners, LP (the "Investor"), or any successors or assigns, under the Secured Convertible Debentures issued to the Investor pursuant to the Amended and Restated Securities Purchase Agreement between Laser Energetics, Inc. (the "Company") and the Investor dated February 13, 2006 have been paid (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of the 500,000 shares of the Company's Class A Common Stock represented by Stock Certificate #353 (collectively, the "Securities").

      In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: 1 Dec, 2005

                                      Signature


                                      /s/ David Brown
                                      ------------------------------------------
                                      Name: Dr. David Brown
                                      Address: 2665 Oakridge Ct.
                                               ---------------------------------
                                      City, State, Zip Code: Ft. Myers, FLA
                                                             -------------------
                                      material omitted pursuant to
                                      confidentiality request
                                      ------------------------------------------
                                      Print Social Security Number
                                      or Taypayer I.D. Number